                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  November 14, 2001
                                                 ------------------


                      PHOENIX WASTE SERVICES COMPANY, INC.
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                0-27832               22-3755400
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(State or other         (Commission           (IRS Employer
jurisdiction of         File Number)          Identification No.)
incorporation)


           60 Park Place, Suite 509, Newark, New Jersey        07102
         --------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code (973) 297-5400
                                                   --------------


                                       N/A
       ------------------------------------------------------------------
         (Former name or former address, if changed since last report.)








PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        40 West 57th Street
                                        33rd Floor
                                        New York, New York 10019

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Item 5. Acquisition of Assets


On November 14, 2001 Phoenix Waste Services Company, Inc. (the "Company") acquired, pursuant to a Restated and Amended Stock Purchase Agreement with Jeffrey Parker, David Parker and Jamie Parker, all of the outstanding shares of Miners Fuel Company, Inc.; acquired, pursuant to a Restated and Amended Stock Purchase Agreement with Jeffrey Parker and Michael Fiorillo, all of the outstanding shares of Miners Environmental Inc. and acquired, pursuant to a Restated and Amended Stock Purchase Agreement with Jeffrey Parker, David Parker and Jamie Parker, all of the outstanding shares of Miners Oil Company, Inc. (Miners Fuel Company, Inc., Miners Environmental Inc. and Miners Oil Company, Inc., collectively the "Miners Entities"), Pennsylvania corporations located in Tremont, Pennsylvania for a purchase price of no less than $8,000,000 and no greater than $8,600,000 depending upon the Miners Entities' earnings before interest, taxes, depreciation and amortization ("EBITDA") for its fiscal years 2001 and 2002. At closing, the Company paid to the owners of the Miners Entities $7,823,189 in cash plus promissory notes in the amount of $176,811. In addition, the Company will pay up to $300,000 in total for each of fiscal years 2001 and 2002 provided that the EBITDA of the Miners Entities exceeds $4,000,000 in each of those two years.

The Miners Entities operate a long haul solid waste transporting business, a fuel oil supply business and a specialty waste company in Pennsylvania and New Jersey. For the fiscal year 2000 (unaudited), the Miners Entities showed total sales of approximately $58,000,000, an EBITDA of approximately $4,000,000 and a net worth of approximately $2,600,000. Jeffrey Parker, David Parker and Jamie Parker, the three principals of the Miners Entities, shall remain employed by Miners Fuel Company, Inc. for a period of three years from closing, with Jeffrey Parker acting as President and Chief Executive Officer.



Item 7. Financial Statements and Exhibits

         (a)      Financial statements of business acquired and
         (b)      Pro forma financial information

                  To be filed by amendment


         (c)      Exhibits

                  2.1 Restated and Amended Stock Purchase Agreement By and Between Phoenix Waste Services Company, Inc., as Buyer, and Jeffrey Parker, David Parker and Jamie Parker, as Sellers, for the purchase of all of the outstanding shares of Miners Fuel Company, Inc. dated November 14, 2001 (without schedules).*

                  2.2 Restated and Amended Stock Purchase Agreement By and Between Phoenix Waste Services Company, Inc., as Buyer, and Jeffrey Parker and Michael Fiorillo, as Sellers, for the purchase of all of the outstanding shares of Miners Environmental Inc. dated November 14, 2001 (without schedules).*

                  2.3 Restated and Amended Stock Purchase Agreement By and Between Phoenix Waste Services Company, Inc., as Buyer, and Jeffrey Parker, David Parker and Jamie Parker, as Sellers for the purchase of all of the outstanding shares of Miners Oil Company, Inc. dated November 14, 2001 (without schedules).*

                 99.1 Employment and Covenant Not To Compete Agreement between Miners Fuel Company, Inc. and Jeffrey Parker**

                 99.2 Employment and Covenant Not To Compete Agreement between Miners Fuel Company, Inc. and Jamie Parker**

                 99.3 Employment and Covenant Not To Compete Agreement between Miners Fuel Company, Inc. and David Parker**

*  To be filed by amendment

** Previously filed with Form 8-K dated July 16, 2001.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 15, 2001


                                      PHOENIX WASTE SERVICES COMPANY, INC.
                                      (Registrant)



                                      By /s/ Richard L. Franks
                                         -----------------------------------
                                         Richard L. Franks, Vice-President,
                                            General Counsel, Secretary